Exhibit 10.3
AMENDMENT NO. 2 TO FLEXTRONICS MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT NO. 2 TO FLEXTRONICS MANUFACTURING SERVICES AGREEMENT
(this “Amendment”), dated as of March 30, 2022 (the “Amendment Effective Date”), is by and between Enphase Energy, Inc., a Delaware corporation having its business at 47281 Bayside Parkway, Fremont, California 94538 (“Enphase”) and Flextronics Industrial, Ltd., a Mauritius corporation having its place of business at Suite 402, St. James Court, St. Denis Street, Port Louis, Mauritius (“Flex” or “Flextronics”). Capitalized terms not defined herein will have the meaning given to them in the MSA (as defined below).
WHEREAS, Enphase and Flex are parties to a Flextronics Manufacturing Services Agreement dated as of March 1, 2009 (the “MSA”) (individually, Enphase and Flex are referred to herein as a “Party” and together as the “Parties.”); and
WHEREAS, the Parties wish to amend the MSA as provided for herein.
NOW, THEREFORE, the Parties agree as follows:
1.A new Section 2.9 shall be added to the MSA, reading as follows:
New Manufacturing Location in Timisoara, Romania. The Parties agree that on or around February 15, 2023, Flex will commence the manufacture of certain Products for Customer in Flex’s facility located at Calea Torontalului DN 6, Km 5,7, Timisoara, Romania, 300000 (“Flex Timi”). Customer shall award Flex new business for the manufacturing of Customer’s Products in Flex Timi (“European Business award”). The European Business Award has occurred on March 22, 2022 and will include ramping one fully automated line. Further, the European Business Award will be governed by the provisions of the current MSA (as amended) along applicable Product-Specific Addendum signed by both Parties, which will include details of the line configurations, pricing and other relevant terms and conditions applicable to the European Business Award.

2.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

ENPHASE ENERGY, INC.		FLEXTRONICS INDUSTRIAL LTD.

By:	/s/ JEFF MCNEIL	By:	/s/ B. VIJAYANDRAN A/L S BALASINGAM
Name:	Jeff McNeil	Name:	B. Vijayandran A/LS Balasingam
Title:	COO	Title:	Director
Date:	3/30/2022	Date:	3/30/22